                                                                                  Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2007	2006	2007	2006

OPERATING REVENUES:
Gas utility	$ 191.9	$ 159.1	$ 776.0	$ 731.8
Electric utility	109.9	96.0	218.0	201.2
Nonutility revenues	119.9	62.4	261.7	159.0
Total operating revenues	421.7	317.5	1,255.7	1,092.0

OPERATING EXPENSES:
Cost of gas sold	114.6	88.5	539.1	517.5
Cost of fuel and purchased power	38.4	30.9	79.0	69.0
Cost of nonutility revenues	56.3	47.6	152.7	126.0
Other operating	111.5	68.3	218.0	141.1
Depreciation and amortization	46.7	41.9	92.4	83.5
Taxes other than income taxes	14.5	11.8	39.2	34.9
Total operating expenses	382.0	289.0	1,120.4	972.0

OPERATING INCOME	39.7	28.5	135.3	120.0

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	0.5	(2.2)	22.7	11.5
Other - net	1.8	(8.2)	9.2	(6.1)
Total other income (expense)	2.3	(10.4)	31.9	5.4

INTEREST EXPENSE	23.4	21.9	48.4	45.7

INCOME (LOSS) BEFORE INCOME TAXES	18.6	(3.8)	118.8	79.7

INCOME TAXES	2.6	(8.1)	32.7	17.8

NET INCOME	$ 16.0	$ 4.3	$ 86.1	$ 61.9

AVERAGE COMMON SHARES OUTSTANDING	75.9	75.7	75.9	75.7
DILUTED COMMON SHARES OUTSTANDING	76.7	76.0	77.0	76.1

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$ 0.21	$ 0.06	$ 1.13	$ 0.82

DILUTED	$ 0.21	$ 0.06	$ 1.12	$ 0.81

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2007	2006	2007	2006

OPERATING REVENUES:
Gas utility	$ 191.9	$ 159.1	$ 776.0	$ 731.8
Electric utility	109.9	96.0	218.0	201.2
Other	0.5	0.5	0.9	0.9
Total operating revenues	302.3	255.6	994.9	933.9

OPERATING EXPENSES:
Cost of gas sold	114.6	88.5	539.1	517.5
Cost of fuel and purchased power	38.4	30.9	79.0	69.0
Other operating	65.6	59.6	132.8	121.2
Depreciation and amortization	39.8	37.7	79.0	74.8
Taxes other than income taxes	14.1	11.6	38.3	34.4
Total operating expenses	272.5	228.3	868.2	816.9

OPERATING INCOME	29.8	27.3	126.7	117.0

OTHER INCOME - NET	2.2	1.9	4.9	2.8

INTEREST EXPENSE	18.6	18.2	38.0	38.2

INCOME BEFORE INCOME TAXES	13.4	11.0	93.6	81.6

INCOME TAXES	5.4	3.9	34.7	31.1

NET INCOME	$ 8.0	$ 7.1	$ 58.9	$ 50.5

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	June 30,	December 31,
	2007	2006
ASSETS
Current Assets
Cash & cash equivalents	$9.3	$32.8
Accounts receivable - less reserves of $4.8 &
$3.3, respectively	148.1	198.6
Accrued unbilled revenues	59.6	146.5
Inventories	128.0	163.5
Recoverable fuel & natural gas costs	-	1.8
Prepayments & other current assets	101.9	172.7
Total current assets	446.9	715.9
Utility Plant
Original cost	3,925.4	3,820.2
Less: accumulated depreciation & amortization	1,475.8	1,434.7
Net utility plant	2,449.6	2,385.5
Investments in unconsolidated affiliates	196.6	181.0
Other investments	72.9	74.5
Nonutility property - net	305.6	294.4
Goodwill - net	238.0	237.8
Regulatory assets	171.8	163.5
Other assets	39.9	39.0
TOTAL ASSETS	$3,921.3	$4,091.6
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$109.8	$180.0
Accounts payable to affiliated companies	53.7	89.9
Refundable fuel & natural gas costs	40.4	35.3
Accrued liabilities	166.3	147.2
Short-term borrowings	329.5	464.8
Current maturities of long-term debt	24.3	24.2
Long-term debt subject to tender	20.0	20.0
Total current liabilities	744.0	961.4
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,208.3	1,208.0
Deferred Income Taxes & Other Liabilities
Deferred income taxes	238.7	260.7
Regulatory liabilities	302.7	291.1
Deferred credits & other liabilities	208.2	195.8
Total deferred credits & other liabilities	749.6	747.6
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.5 and 76.1 shares, respectively	531.6	525.5
Retained earnings	681.0	643.6
Accumulated other comprehensive income	6.4	5.1
Total common shareholders' equity	1,219.0	1,174.2
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,921.3	$4,091.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six months ended June 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$86.1	$61.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	92.4	83.5
Deferred income taxes & investment tax credits	1.9	0.6
Equity in earnings of unconsolidated affiliates	(22.7)	(11.5)
Provision for uncollectible accounts	9.1	8.0
Expense portion of pension & postretirement periodic benefit cost	4.9	5.4
Other non-cash charges - net	5.9	12.8
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	128.3	268.1
Inventories	35.5	19.0
Recoverable/refundable fuel & natural gas costs	6.9	42.7
Prepayments & other current assets	26.3	(1.9)
Accounts payable, including to affiliated companies	(103.2)	(183.6)
Accrued liabilities	(0.4)	(32.2)
Unconsolidated affiliate dividends	17.7	32.1
Changes in noncurrent assets	(9.5)	(17.8)
Changes in noncurrent liabilities	(11.0)	(11.2)
Net cash flows from operating activities	268.2	275.9
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt	0.1	-
Stock option exercises	5.2	0.1
Requirements for:
Dividends on common stock	(47.8)	(46.2)
Other financing activities	(0.1)	-
Net change in short-term borrowings	(135.3)	(124.4)
Net cash flows from financing activities	(177.9)	(170.5)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	11.6	0.3
Other collections	37.2	2.8
Requirements for:
Capital expenditures, excluding AFUDC equity	(155.2)	(107.6)
Unconsolidated affiliate investments	(7.4)	(14.2)
Other investments	-	(0.4)
Net cash flows from investing activities	(113.8)	(119.1)
Net decrease in cash & cash equivalents	(23.5)	(13.7)
Cash & cash equivalents at beginning of period	32.8	20.4
Cash & cash equivalents at end of period	$9.3	$6.7

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2007	2006	2007	2006

REPORTED EARNINGS:
Utility Group	$8.0	$7.1	$58.9	$50.5

Nonutility Group
Energy Marketing and Services	1.9	0.3	17.6	13.2
Coal Mining	0.7	0.9	2.3	2.7
Energy Infrastructure Services	4.0	0.8	2.0	(0.4)
Other Businesses	(0.2)	0.2	0.1	0.2
Total Nonutility Operations	6.4	2.2	22.0	15.7

Corporate and Other	0.2	-	0.4	-

Sub-Total Operations	14.6	9.3	81.3	66.2

Synfuel-related	1.4	(5.0)	4.8	(4.3)

Vectren Consolidated	$16.0	$4.3	$86.1	$61.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2007	2006	2007	2006

GAS OPERATING REVENUES (Millions):

Residential	$124.2	$101.9	$524.0	$486.5
Commercial	50.2	40.8	209.8	202.9
Industrial	14.1	12.6	35.4	34.7
Miscellaneous Revenue	3.4	3.8	6.8	7.7
	$191.9	$159.1	$776.0	$731.8

GAS MARGIN (Millions):

Residential	$49.5	$44.4	$154.6	$137.3
Commercial	14.1	12.6	49.3	44.4
Industrial	10.0	9.8	25.7	24.7
Miscellaneous	3.7	3.8	7.3	7.9
	$77.3	$70.6	$236.9	$214.3

GAS SOLD & TRANSPORTED (MMDth):

Residential	9.5	7.7	47.9	39.4
Commercial	4.4	3.7	20.8	17.3
Industrial	18.1	18.0	44.5	43.5
	32.0	29.4	113.2	100.2

AVERAGE GAS CUSTOMERS

Residential	898,664	890,674	905,259	898,361
Commercial	83,673	83,179	84,249	83,823
Industrial	1,646	1,643	1,639	1,650
	983,983	975,496	991,147	983,834

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)	90%	90%	97%	87%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2007	2006	2007	2006

ELECTRIC OPERATING REVENUES (Millions):

Residential	$33.3	$27.9	$67.0	$58.1
Commercial	26.5	22.6	49.7	44.5
Industrial	33.8	30.5	65.9	60.8
Municipals	6.6	6.6	11.8	12.2
Miscellaneous Revenue	1.7	3.0	4.7	5.9
Total Retail	101.9	90.6	199.1	181.5
Net Wholesale Revenues	8.0	5.4	18.9	19.7
	$109.9	$96.0	$218.0	$201.2

ELECTRIC MARGIN (Millions):

Residential	$25.3	$21.9	$49.4	$44.4
Commercial	18.3	16.5	34.0	31.9
Industrial	18.3	17.9	34.8	34.5
Municipals	3.5	3.9	5.7	6.6
Miscellaneous	1.7	2.9	4.6	5.7
Total Retail	67.1	63.1	128.5	123.1
Net Wholesale Margin	4.4	2.0	10.5	9.1
	$71.5	$65.1	$139.0	$132.2

ELECTRICITY SOLD (GWh):

Residential	352.0	317.3	742.6	672.7
Commercial	353.4	331.1	660.7	632.7
Industrial	676.7	671.3	1,303.7	1,309.2
Municipals	152.0	156.9	282.0	302.2
Miscellaneous Sales	4.3	4.4	9.4	9.6
Total Retail	1,538.4	1,481.0	2,998.4	2,926.4
Wholesale	187.1	189.7	447.6	652.3
	1,725.5	1,670.7	3,446.0	3,578.7

AVERAGE ELECTRIC CUSTOMERS

Residential	121,981	120,869	122,022	120,893
Commercial	18,903	18,796	18,901	18,764
Industrial	109	107	109	107
All Others	44	49	45	50
	141,037	139,821	141,077	139,814

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)	121%	94%	126%	94%
Heating Degree Days (Indiana)	99%	74%	91%	83%